APPRAISAL OF CERTAIN
PROPERTIES OWNED BY
FX Producing Company, Inc.
As of January 1, 2010

Prepared by:

Thomas K. Hohn, P.E.
Hohn Engineering, PLLC
2708 1st Avenue North, Suite 200
Billings, MT 59101
(406) 655-3381

Hohn Engineering, PLLC
[logo]	2708 1st Avenue North, Suite 200
Billings, MT 59101
	406-655-3381	Fax 406-655-3383	Email: hohneng@hohneng.com

February 16, 2010

Mr. Clay Newton
Chief Executive Officer
FX Producing Company
3006 Highland Drive, Suite 206
Salt Lake City, Utah  84106

Re: Evaluation of oil and gas working interests owned by FX Producing Company located in various counties and states, as of January 1, 2010.

Dear Mr. Newton:

As you requested, I have evaluated the above referenced properties.  The following summarizes my findings:

FX Producing Company
Effective Date January 1, 2010
Proved Developed
Producing Reserves
Net Oil Reserves, STB	462,528
Net Gas Reserves, MCF	0
Future Net Revenue, $	22,049,875
Investment, $	0
Future Net Cash Flow	5,716,114
Undiscounted, $
Future Net Cash Flow	3,499,268
10% Discount, $

All wells were producing at the effective date and have a long producing history.  Reserves were estimated by production decline curve projection of the established producing trend.  No other reserve classes were considered in the evaluation.  I did not physically inspect the properties to determine the physical condition of the leases or the status of environmental  compliance on the leases.

Ownership interests were supplied by FX Producing Company and accepted as presented.  Historical operating costs and product prices were supplied by FX Producing Company and were considered reasonable.  The prices used in the evaluation were based on the 2009 average of the first of month purchaser’s posted price, adjusted for transportation and eductions to a realized wellhead price for each lease.  Both prices and costs were held constant for the life of the property, no escalations were applied.

Mr. Clay Newton
February 16, 2010

Applicable production, severance and ad-valorem taxes were deducted.  No federal or state income tax, salvage value or costs associated with abandonment were considered.  In general, equipment salvage should cover abandonment and restoration costs.  No major expenditures are anticipated for the properties and none were included in the forecasts.

All data used in preparing this report was provided by FX Producing Company or from public data sources and was accepted as true and correct.  The reserve classifications used in this  evaluation conform to the criteria as defined by the Society of Petroleum Engineers, included in Attachment A to this letter.  These reserve estimates are predicated on the laws, regulations, taxes, and policies in effect on the date of the evaluation, and no changes have been considered.  All reserve estimates represent my best professional engineering judgment based on the data available to me at the time of the preparation of this report.  It should be realized that the reserves actually recovered, the revenue generated from them, and the actual  costs incurred could be more or less than the estimated amounts.

The details and work documents relating to this evaluation are available for review.  If there are questions, or you need additional information, please advise.  Thank you for the opportunity to perform this work for you.

Sincerely,

Thomas K. Hohn
Registered Professional Petroleum Engineer
Montana 4303PE

FX PRODUCING CO.
TOTAL PROVED RESERVES AS OF JANUARY 1, 2010

Summary Lease Report

		Gross Production		Net Production		Average Prices		Sales
Well		Oil	Gas	Oil	Gas	Oil	Gas	Total
Date	Count	(Bbl)	(Mcf)	(Bbl)	(Mcf)	($/Bbl)	($/Mcf)	($)
12/2010	6	88,984	0	57,472	0	49.17	0.00	2,825,953
12/2011	6	78,356	0	54,014	0	49.20	0.00	2,657,524
12/2012	4	66,482	0	49,885	0	49.28	0.00	2,458,519
12/2013	4	60,402	0	47,347	0	49.28	0.00	2,333,348
12/2014	4	57,082	0	44,956	0	49.28	0.00	2,215,303
12/2015	4	53,963	0	42,689	0	49.27	0.00	2,103,402
12/2016	4	51,030	0	40,541	0	49.27	0.00	1,997,314
12/2017	4	48,272	0	38,505	0	49.26	0.00	1,896,725
12/2018	3	41,586	0	33,444	0	49.25	0.00	1,647,256
12/2019	2	4,075	0	1,561	0	37.09	0.00	57,909
12/2020	2	3,777	0	1,502	0	36.97	0.00	55,527
12/2021	2	3,507	0	1,447	0	36.85	0.00	53,322
12/2022	2	3,263	0	1,395	0	36.75	0.00	51,276
12/2023	2	3,043	0	1,347	0	36.65	0.00	49,375
12/2024	2	2,843	0	1,302	0	36.55	0.00	47,604
Remainder:		58,610	0	45,119	0	35.45	0.00	1,599,519
Grand Total:		625,275	0	462,528	0	47.64	0.00	22,049,875

	Operating		Operating	Other	Periodic	Cumulative	10%
Date	Expenses	Taxes	Income	Costs	Cash Flow	Cash Flow	Cash Flow
	($)	($)	($)	($)	($)	($)	($)
12/2010	1,680,173	176,904	968,876	0	968,876	968,876	921,612
12/2011	1,668,793	166,416	822,314	0	822,314	1,791,190	711,171
12/2012	1,611,193	153,988	693,338	0	693,338	2,484,528	545,124
12/2013	1,610,693	146,225	576,430	0	576,430	3,060,958	412,085
12/2014	1,610,693	138,934	465,676	0	465,676	3,526,634	302,725
12/2015	1,610,693	132,014	360,696	0	360,696	3,887,329	213,251
12/2016	1,610,693	125,445	261,176	0	261,176	4,148,506	140,472
12/2017	1,610,693	119,209	166,822	0	166,822	4,315,328	81,683
12/2018	1,464,591	104,529	78,136	0	78,136	4,393,464	34,922
12/2019	9,494	5,668	42,747	0	42,747	4,436,210	17,230
12/2020	9,494	5,505	40,528	0	40,528	4,476,738	14,851
12/2021	9,494	5,350	38,477	0	38,477	4,515,215	12,818
12/2022	9,494	5,202	36,579	0	36,579	4,551,795	11,077
12/2023	9,494	5,061	34,819	0	34,819	4,586,614	9,586
12/2024	9,494	4,927	33,183	0	33,183	4,619,797	8,305
Remainder:	308,831	194,371	1,096,317	0	1,096,317	5,716,114	62,358
Grand Total:	14,844,012	1,489,749	5,716,114	0	5,716,114	5,716,114	3,499,268

Discount Present Worth:		Economic Dates:		Economics Summary:
0.00%	5,716,114	Effective Date	01/2010		Bbl Oil	Mcf Gas
10.00%	3,499,268	Calculated Limit	12/2109	Ultimate Gross	7,553,599	101,489
20.00%	2,758,420	Economic Life	1200 Months	Historic Gross	6,917,460	101,489
30.00%	2,305,801	100 Years 0 Months		Gross at Eff Date	6,928,324	101,489
40.00%	1,994,925	Economics Information:		Remaining Gross	625,275	0
50.00%	1,767,889	Net Payout Date:	01/2010	Remaining Net	462,528	0
60.00%	1,594,918	Rate of Return:	>100%
70.00%	1,458,829	Return on Investment:	0.00
80.00%	1,348,981	Disc Return on Invest:	0.00
90.00%	1,258,440
100.00%	1,182,499

Last Twelve Months Historic Production Report

	Well	Days	Oil	Gas	Water	Injection
Date	Count	On	(bbl)	(mcf)	(bbl)	(bbl)

Previous		1,212,710	6,809,001	100,764	54,555,914	27,378,152
12/2008	163	3,727	8,979	49	155,764	223,104
01/2009	162	3,505	8,860	48	129,788	190,921
02/2009	160	3,340	9,492	71	140,707	198,355
03/2009	160	3,763	10,452	81	155,680	215,504
04/2009	160	3,658	10,129	79	151,785	201,213
05/2009	159	3,584	10,016	82	143,336	204,692
06/2009	160	3,675	10,006	71	168,717	206,496
07/2009	157	3,585	9,779	79	148,582	207,236
08/2009	156	3,705	8,700	46	140,684	196,641
09/2009	150	3,449	7,780	69	140,531	202,743
10/2009	148	3,475	7,376	50	143,971	209,928
11/2009	151	3,499	6,890	0	150,636	200,312

Total:		1,255,675	6,917,460	101,489	56,326,095	29,835,297

Oneline Cashflow Report
Grand Totals

	-GROSS PRODUCTION-		---NET PRODUCTION---		----SALES--	-------------------EXPENSES-------------			----NET CASH FLOW--
	BBL OIL	MCF GAS	BBL OIL	MCF GAS	TOTAL $	ALL TAXES	TOT COSTS	CAPITAL	CUMULATIVE	10 DISCNT

BEARS DEN SWIFT SAND UNIT SUMMARY ()	4,435	0	3,473	0	160,382	10,040	125,180	0	25,162	23,688

RIECKHOFF A ()	0	0	0	0	0	0	0	0	0	0

SWCBSU SUMMARY ()	440,221	0	380,289	0	18,984,023	1,188,400	14,051,436	0	3,744,187	2,895,652

TRIBAL (1186)	80,118	0	64,094	0	2,268,298	278,093	348,000	0	1,642,204	363,338

TRIBAL 1466 ()	0	0	0	0	0	0	0	0	0	0

TYLER C WATERFLOOD ()	26,029	0	148	0	6,407	817	2,901	0	2,689	2,506

BACON FLAT FEDERAL (23-17A)	55,883	0	7,260	0	315,317	8,121	103,245	0	203,952	136,918

MUNSON RANCH (13-1)	18,589	0	7,263	0	315,449	4,278	213,251	0	97,920	77,166

MUNSON RANCH (13-45)	0	0	0	0	0	0	0	0	0	0

MUNSON RANCH (13-46)	0	0	0	0	0	0	0	0	0	0

MUNSON RANCH (14-33)	0	0	0	0	0	0	0	0	0	0

MUNSON RANCH (14-49)	0	0	0	0	0	0	0	0	0	0

MUNSON RANCH (14-49X)	0	0	0	0	0	0	0	0	0	0

TRAP SPRINGS - MUNSON RANCH (14-42)	0	0	0	0	0	0	0	0	0	0

Grand Total:	625,275	0	462,527	0	22,049,876	1,489,749	14,844,013	0	5,716,114	3,499,268

Annual CashFlow Report

Lease Name: BEARS DEN SWIFT SAND UNIT SUMMARY ()	Operator: FX PRODUCING CO
County, ST: LIBERTY, MT	Field Name: BEARS DEN
Location: T36N R6E S 7-8, 17-18	Reserve Type/Class: Proved/Developed, Producing

	Well	Gross Production		Net Production		Average Prices		Sales
Date	Count	Oil	Gas	Oil	Gas	Oil	Gas	Total
		(Bbl)	(Mcf)	(Bbl)	(Mcf)	($/Bbl)	($/Mcf)	($)
12/2010	1	2,609	0	2,043	0	46.18	0.00	94,342
10/2011	1	1,826	0	1,430	0	46.18	0.00	66,040
Grand Total:		4,435	0	3,473	0	46.18	0.00	160,382

		Operating		Operating	Other	Periodic	Cumulative	10%
Date		Expenses	Taxes	Income	Costs	Cash Flow	Cash Flow	Cash Flow
		($)	($)	($)	($)	($)	($)	($)
12/2010		68,280	5,906	20,156	0	20,156	20,156	19,275
10/2011		56,900	4,134	5,006	0	5,006	25,162	4,413
Grand Total:		125,180	10,040	25,162	0	25,162	25,162	23,688

Discount Present Worth:		Economic Dates:		Economics Summary:
0.00%	25,162	Effective Date	01/2010		Bbl Oil	Mcf Gas
10.00%	23,688	Calculated Limit	10/2011	Ultimate Gross	699,389	47,130
20.00%	22,450	Economic Life	22 Months	Historic Gross	694,713	47,130
30.00%	21,394	1 Year 10 Months		Gross at Eff Date	694,954	47,130
40.00%	20,481	Economics Information:		Remaining Gross	4,435	0
50.00%	19,682	Net Payout Date:	01/2010	Remaining Net	3,473	0
60.00%	18,977	Rate of Return:	>100%
70.00%	18,348	Return on Investment:	0.00	BTU Content:	1.000 mmbtu/mcf
80.00%	17,784	Disc Return on Invest:	0.00	Gravity:	Oil: 28.00 Gas: 0.800
90.00%	17,275	Initial Division of Interest:			NRI	ORI
100.00%	16,812	WI:	100.000000	Oil:	78.300000	0.000000
				Gas:	78.300000	0.000000
		Reversion Date:	None	Injection:	0.000000	0.000000

Last Twelve Months Historic Production Report

Lease Name: BEARS DEN SWIFT SAND UNIT SUMMARY ()	Operator: FX PRODUCING CO
County, ST: LIBERTY, MT	Field Name: BEARS DEN
Location: T36N R6E S 7-8, 17-18

	Well	Days	Oil	Gas	Water	Injection
Date	Count	On	(bbl)	(mcf)	(bbl)	(bbl)

Previous		47,838	691,545	47,130	241,592	934,307
12/2008	6	155	292	0	760	1,794
01/2009	6	155	287	0	747	955
02/2009	6	140	257	0	668	4,219
03/2009	6	155	255	0	662	3,899
04/2009	6	150	279	0	724	4,514
05/2009	6	155	291	0	755	1,718
06/2009	6	150	241	0	629	3,831
07/2009	6	155	238	0	621	3,847
08/2009	6	155	269	0	702	3,946
09/2009	6	150	275	0	717	3,624
10/2009	6	155	276	0	822	4,119
11/2009	6	150	208	0	619	3,932

Total:		49,663	694,713	47,130	250,018	974,705

Annual CashFlow Report

Lease Name: RIECKHOFF A ()	Operator: FX PRODUCING CO
County, ST: GLACIER, MT	Field Name: CUT BANK
Location: T32N R6W S36	Reserve Type/Class: Proved/Developed, Producing

Well		Gross Production		Net Production
Date	Count	Oil	Gas	Oil	Gas	Oil	Gas	Total
		(Bbl)	(Mcf)	(Bbl)	(Mcf)	($/Bbl)	($/Mcf)	($)
Grand Total:		0	0	0	0	0.00	0.00	0
		Operating		Operating	Other	Periodic	Cumulative	10%
Date		Expenses	Taxes	Income	Costs	Cash Flow	Cash Flow	Cash Flow
		($)	($)	($)	($)	($)	($)	($)
Grand Total:		0	0	0	0	0	0	0

Discount Present Worth:		Economic Dates:		Economics Summary:
0.00%	0	Effective Date	01/2010		Bbl Oil	Mcf Gas
10.00%	0	Calculated Limit	n/a	Ultimate Gross	927,829	328
20.00%	0	Economic Life	0 Months	Historic Gross	927,642	328
30.00%	0	0 Year 0 Months		Gross at Eff Date	927,829	328
40.00%	0	Economics Information:		Remaining Gross	0	0
50.00%	0	Net Payout Date:	n/a	Remaining Net	0	0
60.00%	0	Rate of Return:	n/a
70.00%	0	Return on Investment:	0.00	BTU Content:	1.000 mmbtu/mcf
80.00%	0	Disc Return on Invest:	0.00	Gravity:	Oil: 28.00 Gas: 0.800
90.00%	0	Initial Division of Interest:			NRI	ORI
100.00%	0	WI:	100.000000	Oil:	81.500000	0.000000
				Gas:	81.500000	0.000000
		Reversion Date:	None	Injection:	0.000000	0.000000

Last Twelve Months Historic Production Report

Lease Name: RIECKHOFF A ()	Operator: FX PRODUCING CO
County, ST: GLACIER, MT	Field Name: CUT BANK
Location: T32N R6W S36

	Well	Days	Oil	Gas	Water	Injection
Date	Count	On	(bbl)	(mcf)	(bbl)	(bbl)

Previous		57,397	925,602	328	2,467,707	3,419,521
12/2008	10	149	172	0	6,550	31,048
01/2009	10	149	170	0	5,970	25,445
02/2009	10	104	160	0	5,617	27,778
03/2009	10	151	196	0	6,880	31,676
04/2009	10	144	180	0	6,317	32,282
05/2009	10	89	134	0	8,232	36,394
06/2009	10	143	185	0	11,365	33,169
07/2009	10	130	164	0	10,074	33,917
08/2009	10	131	187	0	11,487	33,283
09/2009	10	144	157	0	9,644	33,369
10/2009	10	138	210	0	12,899	37,255
11/2009	9	87	125	0	15,366	32,952

Total:		58,956	927,642	328	2,578,108	3,808,089

Annual CashFlow Report

Lease Name: SWCBSU SUMMARY ()	Operator: FX PRODUCING CO
County, ST: GLACIER/PONDERA, MT	Field Name: SW CUT BANK SAND UNIT
Location: 0-0-0	Reserve Type/Class: Proved/Developed, Producing

	Well	Gross Production		Net Production		Average Prices		Sales
Date	Count	Oil	Gas	Oil	Gas	Oil	Gas	Total
		(Bbl)	(Mcf)	(Bbl)	(Mcf)	($/Bbl)	($/Mcf)	($)
12/2010	1	59,967	0	51,803	0	49.92	0.00	2,586,021
12/2011	1	56,969	0	49,213	0	49.92	0.00	2,456,720
12/2012	1	54,120	0	46,752	0	49.92	0.00	2,333,884
12/2013	1	51,414	0	44,415	0	49.92	0.00	2,217,190
12/2014	1	48,844	0	42,194	0	49.92	0.00	2,106,330
12/2015	1	46,402	0	40,084	0	49.92	0.00	2,001,014
12/2016	1	44,081	0	38,080	0	49.92	0.00	1,900,963
12/2017	1	41,877	0	36,176	0	49.92	0.00	1,805,915
11/2018	1	36,546	0	31,570	0	49.92	0.00	1,575,988
Grand Total:		440,221	0	380,289	0	49.92	0.00	18,984,023

	Operating		Operating	Other	Periodic	Cumulative	10%
	Expenses	Taxes	Income	Costs	Cash Flow	Cash Flow	Cash Flow
Date	($)	($)	($)	($)	($)	($)	($)
12/2010	1,575,862	161,885	848,274	0	848,274	848,274	806,826
12/2011	1,575,862	153,791	727,067	0	727,067	1,575,341	628,753
12/2012	1,575,862	146,101	611,921	0	611,921	2,187,262	481,149
12/2013	1,575,862	138,796	502,532	0	502,532	2,689,793	359,297
12/2014	1,575,862	131,856	398,612	0	398,612	3,088,405	259,174
12/2015	1,575,862	125,263	299,888	0	299,888	3,388,293	177,352
12/2016	1,575,862	119,000	206,101	0	206,101	3,594,394	110,913
12/2017	1,575,862	113,050	117,003	0	117,003	3,711,396	57,375
11/2018	1,444,540	98,657	32,791	0	32,791	3,744,187	14,813
Grand Total:	14,051,436	1,188,400	3,744,187	0	3,744,187	3,744,187	2,895,652

Discount Present Worth:		Economic Dates:		Economics Summary:
0.00%	3,744,187	Effective Date	01/2010		Bbl Oil	Mcf Gas
10.00%	2,895,652	Calculated Limit	11/2018	Ultimate Gross	3,761,863	8,444
20.00%	2,358,626	Economic Life	107 Months	Historic Gross	3,316,505	8,444
30.00%	1,995,326	8 Years 11 Months		Gross at Eff Date	3,321,643	8,444
40.00%	1,736,209	Economics Information:		Remaining Gross	440,221	0
50.00%	1,543,399	Net Payout Date:	01/2010	Remaining Net	380,289	0
60.00%	1,394,913	Rate of Return:	>100%
70.00%	1,277,297	Return on Investment:	0.00	BTU Content:	1.000 mmbtu/mcf
80.00%	1,181,930	Disc Return on Invest:	0.00	Gravity:	Oil: 28.00 Gas: 0.800
90.00%	1,103,078	Initial Division of Interest:			NRI	ORI
100.00%	1,036,791	WI:	99.606970	Oil:	86.386000	0.000000
				Gas:	86.386000	0.000000
		Reversion Date:	None	Injection:	0.000000	0.000000

Last Twelve Months Historic Production Report

Lease Name: SWCBSU SUMMARY ()	Operator: FX PRODUCING CO
County, ST: GLACIER/PONDERA, MT	Field Name: SW CUT BANK SAND UNIT
Location: 0-0-0

	Well	Days	Oil	Gas	Water	Injection
Date	Count	On	(bbl)	(mcf)	(bbl)	(bbl)

Previous		1,030,629	3,254,262	8,444	50,362,736	21,896,915
12/2008	133	3,143	4,977	0	140,160	181,372
01/2009	133	2,926	4,934	0	113,937	154,831
02/2009	131	2,841	4,909	0	122,633	153,008
03/2009	131	3,167	5,360	0	133,826	164,389
04/2009	132	3,091	5,142	0	131,423	148,467
05/2009	131	3,058	4,956	0	117,388	150,050
06/2009	132	3,109	5,391	0	141,085	153,666
07/2009	129	3,017	5,448	0	120,827	153,002
08/2009	128	3,153	5,292	0	115,637	149,762
09/2009	129	3,067	5,294	0	119,280	152,880
10/2009	128	3,130	5,423	0	122,160	157,504
11/2009	129	3,079	5,117	0	129,885	163,428

Total:		1,067,410	3,316,505	8,444	51,870,977	23,779,274

Annual CashFlow Report

Lease Name: TRIBAL (1186)	Operator: FX DRILLING COMPANY
County, ST: PONDERA, MT	Field Name: CUT BANK
Location: 6 31N 5W SE SW	Reserve Type/Class: Proved/Developed, Producing

	Well	Gross Production		Net Production		Average Prices		Sales
Date	Count	Oil	Gas	Oil	Gas	Oil	Gas	Total
		(Bbl)	(Mcf)	(Bbl)	(Mcf)	($/Bbl)	($/Mcf)	($)
12/2010	1	1,847	0	1,478	0	35.39	0.00	52,302
12/2011	1	1,810	0	1,448	0	35.39	0.00	51,256
12/2012	1	1,774	0	1,419	0	35.39	0.00	50,231
12/2013	1	1,739	0	1,391	0	35.39	0.00	49,227
12/2014	1	1,704	0	1,363	0	35.39	0.00	48,242
12/2015	1	1,670	0	1,336	0	35.39	0.00	47,277
12/2016	1	1,636	0	1,309	0	35.39	0.00	46,332
12/2017	1	1,604	0	1,283	0	35.39	0.00	45,405
12/2018	1	1,572	0	1,257	0	35.39	0.00	44,497
12/2019	1	1,540	0	1,232	0	35.39	0.00	43,607
12/2020	1	1,509	0	1,208	0	35.39	0.00	42,735
12/2021	1	1,479	0	1,183	0	35.39	0.00	41,880
12/2022	1	1,450	0	1,160	0	35.39	0.00	41,042
12/2023	1	1,421	0	1,137	0	35.39	0.00	40,222
12/2024	1	1,392	0	1,114	0	35.39	0.00	39,417
Remainder:		55,970	0	44,776	0	35.39	0.00	1,584,625
Grand Total:		80,118	0	64,094	0	35.39	0.00	2,268,298

	Operating		Operating	Other	Periodic	Cumulative	10%
	Expenses	Taxes	Income	Costs	Cash Flow	Cash Flow	Cash Flow
Date	($)	($)	($)	($)	($)	($)	($)
12/2010	3,480	6,412	42,410	0	42,410	42,410	40,298
12/2011	3,480	6,284	41,492	0	41,492	83,902	35,842
12/2012	3,480	6,158	40,593	0	40,593	124,495	31,877
12/2013	3,480	6,035	39,711	0	39,711	164,207	28,350
12/2014	3,480	5,914	38,848	0	38,848	203,054	25,212
12/2015	3,480	5,796	38,001	0	38,001	241,055	22,421
12/2016	3,480	5,680	37,171	0	37,171	278,226	19,937
12/2017	3,480	5,567	36,358	0	36,358	314,585	17,729
12/2018	3,480	5,455	35,562	0	35,562	350,146	15,764
12/2019	3,480	5,346	34,781	0	34,781	384,927	14,016
12/2020	3,480	5,239	34,016	0	34,016	418,943	12,461
12/2021	3,480	5,135	33,266	0	33,266	452,208	11,079
12/2022	3,480	5,032	32,531	0	32,531	484,739	9,849
12/2023	3,480	4,931	31,810	0	31,810	516,549	8,756
12/2024	3,480	4,833	31,105	0	31,105	547,654	7,783
Remainder:	295,800	194,275	1,094,550	0	1,094,550	1,642,204	61,964
Grand Total:	348,000	278,093	1,642,204	0	1,642,204	1,642,204	363,338

Discount Present Worth:		Economic Dates:		Economics Summary:
0.00%	1,642,204	Effective Date	01/2010		Bbl Oil	Mcf Gas
10.00%	363,338	Calculated Limit	12/2109	Ultimate Gross	184,394	570
20.00%	208,210	Economic Life	1200 Months	Historic Gross	103,808	570
30.00%	149,143	100 Years 0 Months		Gross at Eff Date	104,276	570
40.00%	117,952	Economics Information:		Remaining Gross	80,118	0
50.00%	98,631	Net Payout Date:	01/2010	Remaining Net	64,094	0
60.00%	85,462	Rate of Return:	>100%
70.00%	75,893	Return on Investment:	0.00	BTU Content:	1.000 mmbtu/mcf
80.00%	68,614	Disc Return on Invest:	0.00	Gravity:	Oil: 28.00 Gas: 0.800
90.00%	62,883	Initial Division of Interest:			NRI	ORI
100.00%	58,246	WI:	100.000000	Oil:	80.000000	0.000000
				Gas:	80.000000	0.000000
		Reversion Date:	None	Injection:	0.000000	0.000000

Last Twelve Months Historic Production Report

Lease Name: TRIBAL (1186)	Operator: FX DRILLING COMPANY
County, ST: PONDERA, MT	Field Name: CUT BANK
Location: 6 31N 5W SE SW

	Well	Days	Oil	Gas	Water	Injection
Date	Count	On	(bbl)	(mcf)	(bbl)	(bbl)

Previous		9,302	101,953	570	0	0
10/2008	1	30	157	0	0	0
11/2008	1	30	152	0	0	0
12/2008	1	31	160	0	0	0
01/2009	1	31	157	0	0	0
02/2009	1	28	142	0	0	0
03/2009	1	31	160	0	0	0
04/2009	1	30	152	0	0	0
05/2009	1	31	157	0	0	0
06/2009	1	30	154	0	0	0
07/2009	1	31	156	0	0	0
08/2009	1	31	158	0	0	0
09/2009	1	30	150	0	0	0
Total:		9,666	103,808	570	0	0

Annual CashFlow Report

Lease Name: TRIBAL 1466 ()	Operator: FX PRODUCING CO
County, ST: GLACIER, MT	Field Name: CUT BANK
Location: T32N R6W S27	Reserve Type/Class: Proved/Developed, Producing

Well		Gross Production		Net Production
Date	Count	Oil	Gas	Oil	Gas	Oil	Gas	Total
		(Bbl)	(Mcf)	(Bbl)	(Mcf)	($/Bbl)	($/Mcf)	($)
Grand Total:		0	0	0	0	0.00	0.00	0
		Operating		Operating	Other	Periodic	Cumulative	10%
Date		Expenses	Taxes	Income	Costs	Cash Flow	Cash Flow	Cash Flow
		($)	($)	($)	($)	($)	($)	($)
Grand Total:		0	0	0	0	0	0	0

Discount Present Worth:		Economic Dates:		Economics Summary:
0.00%	0	Effective Date	01/2010		Bbl Oil	Mcf Gas
10.00%	0	Calculated Limit	n/a	Ultimate Gross	183,711	2,330
20.00%	0	Economic Life	0 Months	Historic Gross	183,590	2,330
30.00%	0	0 Year 0 Months		Gross at Eff Date	183,711	2,330
40.00%	0	Economics Information:		Remaining Gross	0	0
50.00%	0	Net Payout Date:	n/a	Remaining Net	0	0
60.00%	0	Rate of Return:	n/a
70.00%	0	Return on Investment:	0.00	BTU Content:	1.000 mmbtu/mcf
80.00%	0	Disc Return on Invest:	0.00	Gravity:	Oil: 28.00 Gas: 0.800
90.00%	0	Initial Division of Interest:			NRI	ORI
100.00%	0	WI:	100.000000	Oil:	82.500000	0.000000
				Gas:	82.500000	0.000000
		Reversion Date:	None	Injection:	0.000000	0.000000

Last Twelve Months Historic Production Report

Lease Name: TRIBAL 1466 ()	Operator: FX PRODUCING CO
County, ST: GLACIER, MT	Field Name: CUT BANK
Location: T32N R6W S27

	Well	Days	Oil	Gas	Water	Injection
Date	Count	On	(bbl)	(mcf)	(bbl)	(bbl)

Previous		14,772	183,390	2,330	51,815	0
04/2008	2	38	10	0	150	0
05/2008	2	41	10	0	150	0
06/2008	2	31	41	0	283	0
07/2008	2	42	7	0	61	0
08/2008	2	39	11	0	80	0
09/2008	2	40	15	0	91	0
10/2008	2	53	32	0	193	0
11/2008	2	50	20	0	180	0
12/2008	2	50	20	0	179	0
01/2009	1	31	11	0	57	0
02/2009	1	2	4	0	25	0
03/2009	1	9	19	0	75	0
Total:		15,198	183,590	2,330	53,339	0

Annual CashFlow Report

Lease Name: TYLER C WATERFLOOD()	Operator: TYLER OIL CO
County, ST: ROSEBUD, MT	Field Name: EAST RATTLER BUTTE
Location: T12N R33E S30-31	Reserve Type/Class: Proved/Developed, Producing

	Well	Gross Production		Net Production		Average Prices		Sales
Date	Count	Oil	Gas	Oil	Gas	Oil	Gas	Total
		(Bbl)	(Mcf)	(Bbl)	(Mcf)	($/Bbl)	($/Mcf)	($)
12/2010	1	14,657	0	83	0	43.41	0.00	3,608
12/2011	1	8,827	0	50	0	43.41	0.00	2,173
05/2012	1	2,545	0	14	0	43.41	0.00	626
Grand Total:		26,029	0	148	0	43.41	0.00	6,407

	Operating		Operating	Other	Periodic	Cumulative	10%
Date	Expenses	Taxes	Income	Costs	Cash Flow	Cash Flow	Cash Flow
	($)	($)	($)	($)	($)	($)	($)
12/2010	1,200	460	1,947	0	1,947	1,947	1,862
12/2011	1,200	277	695	0	695	2,642	607
05/2012	500	80	46	0	46	2,689	38
Grand Total:	2,901	817	2,689	0	2,689	2,689	2,506

Discount Present Worth:		Economic Dates:		Economics Summary:
0.00%	2,689	Effective Date	01/2010		Bbl Oil	Mcf Gas
10.00%	2,506	Calculated Limit	05/2012	Ultimate Gross	677,239	42,687
20.00%	2,356	Economic Life	29 Months	Historic Gross	647,960	42,687
30.00%	2,229	2 Years 5 Months		Gross at Eff Date	651,210	42,687
40.00%	2,122	Economics Information:		Remaining Gross	26,029	0
50.00%	2,028	Net Payout Date:	01/2010	Remaining Net	148	0
60.00%	1,947	Rate of Return:	>100%
70.00%	1,875	Return on Investment:	0.00	BTU Content:	1.000 mmbtu/mcf
80.00%	1,811	Disc Return on Invest:	0.00	Gravity:	Oil: 28.00 Gas: 0.800
90.00%	1,753	Initial Division of Interest:			NRI	ORI
100.00%	1,701	WI:	0.682713	Oil:	0.567000	0.000000
				Gas:	0.567000	0.000000
		Reversion Date:	None	Injection:	0.000000	0.000000

Last Twelve Months Historic Production Report

Lease Name: TYLER C WATERFLOOD()	Operator: TYLER OIL CO
County, ST: ROSEBUD, MT	Field Name: EAST RATTLER BUTTE
Location: T12N R33E S30-31

	Well	Days	Oil	Gas	Water	Injection
Date	Count	On	(bbl)	(mcf)	(bbl)	(bbl)

Previous		10,485	621,278	41,891	758,397	1,109,469
11/2008	4	57	2,470	71	10,130	17,940
12/2008	4	40	2,107	49	6,780	8,890
01/2009	4	40	1,646	48	7,330	9,690
02/2009	4	54	2,479	71	9,300	13,350
03/2009	4	62	2,790	81	11,530	15,540
04/2009	4	60	2,821	79	11,330	15,950
05/2009	4	62	2,890	82	11,390	16,530
06/2009	4	59	2,519	71	10,410	15,830
07/2009	4	62	2,242	79	11,670	16,470
08/2009	4	52	1,347	46	7,300	9,650
09/2009	4	58	1,904	69	10,890	12,870
10/2009	4	52	1,467	50	8,090	11,050

Total:		11,143	647,960	42,687	874,547	1,273,229

Annual CashFlow Report

Lease Name: BACON FLAT FEDERAL (23-17A)	Operator: DOUBLE D NEVADA
County, ST: NYE, NV	Field Name: BACON FLAT
Location: 17 7N 57E SW NE SW	Reserve Type/Class: Proved/Developed, Producing

	Well	Gross Production		Net Production		Average Prices		Sales
Date	Count	Oil	Gas	Oil	Gas	Oil	Gas	Total
		(Bbl)	(Mcf)	(Bbl)	(Mcf)	($/Bbl)	($/Mcf)	($)
12/2010	1	6,919	0	899	0	43.43	0.00	39,041
12/2011	1	6,189	0	804	0	43.43	0.00	34,919
12/2012	1	5,535	0	719	0	43.43	0.00	31,232
12/2013	1	4,951	0	643	0	43.43	0.00	27,935
12/2014	1	4,428	0	575	0	43.43	0.00	24,985
12/2015	1	3,961	0	515	0	43.43	0.00	22,347
12/2016	1	3,542	0	460	0	43.43	0.00	19,988
12/2017	1	3,168	0	412	0	43.43	0.00	17,878
12/2018	1	2,834	0	368	0	43.43	0.00	15,990
12/2019	1	2,535	0	329	0	43.43	0.00	14,302
12/2020	1	2,267	0	295	0	43.43	0.00	12,792
12/2021	1	2,028	0	263	0	43.43	0.00	11,441
12/2022	1	1,814	0	236	0	43.43	0.00	10,233
12/2023	1	1,622	0	211	0	43.43	0.00	9,153
12/2024	1	1,451	0	189	0	43.43	0.00	8,187
Remainder:		2,640	0	343	0	43.43	0.00	14,894
Grand Total:		55,883	0	7,260	0	43.43	0.00	315,317

	Operating		Operating	Other	Periodic	Cumulative	10%
	Expenses	Taxes	Income	Costs	Cash Flow	Cash Flow	Cash Flow
Date	($)	($)	($)	($)	($)	($)	($)
12/2010	6,014	1,243	31,784	0	31,784	31,784	30,228
12/2011	6,014	1,089	27,815	0	27,815	59,599	24,049
12/2012	6,014	952	24,266	0	24,266	83,865	19,073
12/2013	6,014	829	21,091	0	21,091	104,956	15,072
12/2014	6,014	720	18,251	0	18,251	123,208	11,857
12/2015	6,014	621	15,712	0	15,712	138,920	9,280
12/2016	6,014	534	13,440	0	13,440	152,360	7,217
12/2017	6,014	455	11,409	0	11,409	163,769	5,569
12/2018	6,014	385	9,591	0	9,591	173,360	4,257
12/2019	6,014	322	7,966	0	7,966	181,326	3,214
12/2020	6,014	266	6,512	0	6,512	187,838	2,389
12/2021	6,014	215	5,212	0	5,212	193,050	1,739
12/2022	6,014	170	4,049	0	4,049	197,098	1,228
12/2023	6,014	130	3,009	0	3,009	200,107	830
12/2024	6,014	94	2,078	0	2,078	202,185	522
Remainder:	13,031	96	1,767	0	1,767	203,952	394
Grand Total:	103,245	8,121	203,952	0	203,952	203,952	136,918

Discount Present Worth:		Economic Dates:		Economics Summary:
0.00%	203,952	Effective Date	01/2010		Bbl Oil	Mcf Gas
10.00%	136,918	Calculated Limit	02/2027	Ultimate Gross	491,688	0
20.00%	103,063	Economic Life	206 Months	Historic Gross	435,192	0
30.00%	83,263	17 Years 2 Months		Gross at Eff Date	435,804	0
40.00%	70,426	Economics Information:		Remaining Gross	55,883	0
50.00%	61,467	Net Payout Date:	01/2010	Remaining Net	7,260	0
60.00%	54,866	Rate of Return:	>100%
70.00%	49,800	Return on Investment:	0.00	BTU Content:	1.000 mmbtu/mcf
80.00%	45,786	Disc Return on Invest:	0.00	Gravity:	Oil: 28.00 Gas: 0.800
90.00%	42,523	Initial Division of Interest:			NRI	ORI
100.00%	39,817	WI:	16.875000	Oil:	12.992000	0.000000
				Gas:	12.992000	0.000000
		Reversion Date:	None	Injection:	0.000000	0.000000

Last Twelve Months Historic Production Report

Lease Name: BACON FLAT FEDERAL (23-17A)	Operator: DOUBLE D NEVADA
County, ST: NYE, NV	Field Name: BACON FLAT
Location: 17 7N 57E SW NE SW

	Well	Days	Oil	Gas	Water	Injection
Date	Count	On	(bbl)	(mcf)	(bbl)	(bbl)

Previous		5,197	428,747	0	387,898	0
12/2008	1	25	507	0	128	0
01/2009	1	26	617	0	460	0
02/2009	1	28	667	0	1,157	0
03/2009	1	31	737	0	1,263	0
04/2009	1	30	666	0	593	0
05/2009	1	31	688	0	4,111	0
06/2009	1	30	636	0	3,815	0
07/2009	1	30	676	0	3,930	0
08/2009	1	31	654	0	4,200	0
09/2009	0	0	0	0	0	0
10/2009	0	0	0	0	0	0
11/2009	1	30	597	0	3,376	0

Total:		5,489	435,192	0	410,931	0

Annual CashFlow Report

Lease Name: MUNSON RANCH (13-1)	Operator: FRONTIER EXPLORATION INCORPORATED
County, ST: NYE, NV	Field Name: TRAP SPRING
Location: 13 9N 56E C SE NW	Reserve Type/Class: Proved/Developed, Producing

	Well	Gross Production		Net Production		Average Prices		Sales
Date	Count	Oil	Gas	Oil	Gas	Oil	Gas	Total
		(Bbl)	(Mcf)	(Bbl)	(Mcf)	($/Bbl)	($/Mcf)	($)
12/2010	1	2,984	0	1,166	0	43.43	0.00	50,639
12/2011	1	2,735	0	1,069	0	43.43	0.00	46,416
12/2012	1	2,507	0	980	0	43.43	0.00	42,546
12/2013	1	2,298	0	898	0	43.43	0.00	38,997
12/2014	1	2,106	0	823	0	43.43	0.00	35,745
12/2015	1	1,931	0	754	0	43.43	0.00	32,764
12/2016	1	1,770	0	692	0	43.43	0.00	30,032
12/2017	1	1,622	0	634	0	43.43	0.00	27,527
05/2018	1	635	0	248	0	43.43	0.00	10,781
Grand Total:		18,589	0	7,263	0	43.43	0.00	315,449

	Operating		Operating	Other	Periodic	Cumulative	10%
	Expenses	Taxes	Income	Costs	Cash Flow	Cash Flow	Cash Flow
Date	($)	($)	($)	($)	($)	($)	($)
12/2010	25,337	998	24,304	0	24,304	24,304	23,123
12/2011	25,337	841	20,239	0	20,239	44,543	17,507
12/2012	25,337	697	16,512	0	16,512	61,055	12,987
12/2013	25,337	565	13,096	0	13,096	74,151	9,366
12/2014	25,337	444	9,965	0	9,965	84,116	6,482
12/2015	25,337	333	7,095	0	7,095	91,210	4,198
12/2016	25,337	231	4,464	0	4,464	95,675	2,405
12/2017	25,337	138	2,053	0	2,053	97,727	1,010
05/2018	10,557	32	192	0	192	97,920	88
Grand Total:	213,251	4,278	97,920	0	97,920	97,920	77,166

Discount Present Worth:		Economic Dates:		Economics Summary:
0.00%	97,920	Effective Date	01/2010		Bbl Oil	Mcf Gas
10.00%	77,166	Calculated Limit	05/2018	Ultimate Gross	164,828	0
20.00%	63,716	Economic Life	101 Months	Historic Gross	145,979	0
30.00%	54,445	8 Years 5 Months		Gross at Eff Date	146,240	0
40.00%	47,735	Economics Information:		Remaining Gross	18,589	0
50.00%	42,682	Net Payout Date:	01/2010	Remaining Net	7,263	0
60.00%	38,753	Rate of Return:	>100%
70.00%	35,616	Return on Investment:	0.00	BTU Content:	1.000 mmbtu/mcf
80.00%	33,057	Disc Return on Invest:	0.00	Gravity:	Oil: 28.00 Gas: 0.800
90.00%	30,929	Initial Division of Interest:			NRI	ORI
100.00%	29,132	WI:	46.000000	Oil:	39.074000	0.000000
				Gas:	39.074000	0.000000
		Reversion Date:	None	Injection:	0.000000	0.000000

Last Twelve Months Historic Production Report

Lease Name: MUNSON RANCH (13-1)	Operator: FRONTIER EXPLORATION INCORPORATED
County, ST: NYE, NV	Field Name: TRAP SPRING
Location: 13 9N 56E C SE NW

	Well	Days	Oil	Gas	Water	Injection
Date	Count	On	(bbl)	(mcf)	(bbl)	(bbl)

Previous		7,434	143,181	0	29,320	0
12/2008	1	31	272	0	155	0
01/2009	1	31	311	0	156	0
02/2009	1	28	272	0	141	0
03/2009	1	31	282	0	156	0
04/2009	1	30	298	0	152	0
05/2009	1	31	288	0	158	0
06/2009	1	30	274	0	153	0
07/2009	1	31	270	0	158	0
08/2009	1	31	291	0	159	0
09/2009	0	0	0	0	0	0
10/2009	0	0	0	0	0	0
11/2009	1	30	240	0	150	0
Total:		7,738	145,979	0	30,858	0

Annual CashFlow Report

Lease Name: MUNSON RANCH (13-45)	Operator: FRONTIER EXPLORATION INCORPORATED
County, ST: NYE, NV	Field Name: TRAP SPRING
Location: 13 9N 56E N2 NW SW	Reserve Type/Class: Proved/Developed, Producing

	Well	Gross Production		Net Production		Average Prices		Sales
Date	Count	Oil	Gas	Oil	Gas	Oil	Gas	Total
		(Bbl)	(Mcf)	(Bbl)	(Mcf)	($/Bbl)	($/Mcf)	($)
Grand Total:		0	0	0	0	0.00	0.00	0

	Operating		Operating	Other	Periodic	Cumulative	10%
	Expenses	Taxes	Income	Costs	Cash Flow	Cash Flow	Cash Flow
Date	($)	($)	($)	($)	($)	($)	($)
Grand Total:	0	0	0	0	0	0	0

Discount Present Worth:		Economic Dates:		Economics Summary:
0.00%	0	Effective Date	01/2010		Bbl Oil	Mcf Gas
10.00%	0	Calculated Limit	n/a	Ultimate Gross	114,603	0
20.00%	0	Economic Life	0 Months	Historic Gross	114,456	0
30.00%	0	0 Years 0 Months		Gross at Eff Date	114,603	0
40.00%	0	Economics Information:		Remaining Gross	0	0
50.00%	0	Net Payout Date:	n/a	Remaining Net	0	0
60.00%	0	Rate of Return:	n/a
70.00%	0	Return on Investment:	0.00	BTU Content:	1.000 mmbtu/mcf
80.00%	0	Disc Return on Invest:	0.00	Gravity:	Oil: 28.00 Gas: 0.800
90.00%	0	Initial Division of Interest:			NRI	ORI
100.00%	0	WI:	46.000000	Oil:	31.418000	0.000000
				Gas:	31.418000	0.000000
		Reversion Date:	None	Injection:	0.000000	0.000000

Last Twelve Months Historic Production Report

Lease Name: MUNSON RANCH (13-45)	Operator: FRONTIER EXPLORATION INCORPORATED
County, ST: NYE, NV	Field Name: TRAP SPRING
Location: 13 9N 56E N2 NW SW

	Well	Days	Oil	Gas	Water	Injection
Date	Count	On	(bbl)	(mcf)	(bbl)	(bbl)

Previous		6,158	112,929	0	46,416	0
12/2008	1	7	24	0	70	0
01/2009	1	30	259	0	300	0
02/2009	1	28	151	0	280	0
03/2009	1	31	164	0	310	0
04/2009	1	30	153	0	300	0
05/2009	1	31	152	0	310	0
06/2009	1	30	152	0	300	0
07/2009	1	31	153	0	310	0
08/2009	1	31	154	0	311	0
09/2009	0	0	0	0	0	0
10/2009	0	0	0	0	0	0
11/2009	1	30	165	0	300	0
Total:		6,437	114,456	0	49,207	0

Annual CashFlow Report

Lease Name: MUNSON RANCH (13-46)	Operator: FRONTIER EXPLORATION INCORPORATED
County, ST: NYE, NV	Field Name: TRAP SPRING
Location: 13 9N 56E NE NE SW	Reserve Type/Class: Proved/Developed, Shutin

	Well	Gross Production		Net Production		Average Prices		Sales
Date	Count	Oil	Gas	Oil	Gas	Oil	Gas	Total
		(Bbl)	(Mcf)	(Bbl)	(Mcf)	($/Bbl)	($/Mcf)	($)
01/2010	1	0	0	0	0	0.00	0.00	0
Grand Total:		0	0	0	0	0.00	0.00	0

	Operating		Operating	Other	Periodic	Cumulative	10%
	Expenses	Taxes	Income	Costs	Cash Flow	Cash Flow	Cash Flow
Date	($)	($)	($)	($)	($)	($)	($)
01/2010	0	0	0	0	0	0	0
Grand Total:	0	0	0	0	0	0	0

Discount Present Worth:		Economic Dates:		Economics Summary:
0.00%	0	Effective Date	01/2010		Bbl Oil	Mcf Gas
10.00%	0	Calculated Limit	01/2010	Ultimate Gross	4,771	0
20.00%	0	Economic Life	1 Month	Historic Gross	4,771	0
30.00%	0	0 Years 1 Month		Gross at Eff Date	4,771	0
40.00%	0	Economics Information:		Remaining Gross	0	0
50.00%	0	Net Payout Date:	n/a	Remaining Net	0	0
60.00%	0	Rate of Return:	n/a
70.00%	0	Return on Investment:	0.00	BTU Content:	1.000 mmbtu/mcf
80.00%	0	Disc Return on Invest:	0.00	Gravity:	Oil: 28.00 Gas: 0.800
90.00%	0	Initial Division of Interest:			NRI	ORI
100.00%	0	WI:	46.000000	Oil:	31.418000	0.000000
				Gas:	31.418000	0.000000
		Reversion Date:	None	Injection:	0.000000	0.000000

Last Twelve Months Historic Production Report

Lease Name: MUNSON RANCH (13-46)	Operator: FRONTIER EXPLORATION INCORPORATED
County, ST: NYE, NV	Field Name: TRAP SPRING
Location: 13 9N 56E NE NE SW

	Well	Days	Oil	Gas	Water	Injection
Date	Count	On	(bbl)	(mcf)	(bbl)	(bbl)

Previous		444	4,766	0	457	0
07/2004	0	0	0	0	0	0
08/2004	0	0	0	0	0	0
09/2004	0	0	0	0	0	0
10/2004	0	0	0	0	0	0
11/2004	0	0	0	0	0	0
12/2004	0	0	0	0	0	0
01/2005	0	0	0	0	0	0
02/2005	0	0	0	0	0	0
03/2005	0	0	0	0	0	0
04/2005	0	0	0	0	0	0
05/2005	0	0	0	0	0	0
06/2005	1	1	5	0	0	0

Total:		445	4,771	0	457	0

Annual CashFlow Report

Lease Name: MUNSON RANCH (14-33)	Operator: FRONTIER EXPLORATION INCORPORATED
County, ST: NYE, NV	Field Name: TRAP SPRING
Location: 13 9N 56E C NW SE	Reserve Type/Class: Proved/Developed, Producing

	Well	Gross Production		Net Production		Average Prices		Sales
Date	Count	Oil	Gas	Oil	Gas	Oil	Gas	Total
		(Bbl)	(Mcf)	(Bbl)	(Mcf)	($/Bbl)	($/Mcf)	($)
Grand Total:		0	0	0	0	0.00	0.00	0

	Operating		Operating	Other	Periodic	Cumulative	10%
	Expenses	Taxes	Income	Costs	Cash Flow	Cash Flow	Cash Flow
Date	($)	($)	($)	($)	($)	($)	($)
Grand Total:	0	0	0	0	0	0	0

Discount Present Worth:		Economic Dates:		Economics Summary:
0.00%	0	Effective Date	01/2010		Bbl Oil	Mcf Gas
10.00%	0	Calculated Limit	n/a	Ultimate Gross	62,611	0
20.00%	0	Economic Life	0 Months	Historic Gross	62,469	0
30.00%	0	0 Years 0 Months		Gross at Eff Date	62,611	0
40.00%	0	Economics Information:		Remaining Gross	0	0
50.00%	0	Net Payout Date:	n/a	Remaining Net	0	0
60.00%	0	Rate of Return:	n/a
70.00%	0	Return on Investment:	0.00	BTU Content:	1.000 mmbtu/mcf
80.00%	0	Disc Return on Invest:	0.00	Gravity:	Oil: 28.00 Gas: 0.800
90.00%	0	Initial Division of Interest:			NRI	ORI
100.00%	0	WI:	46.000000	Oil:	31.418000	0.000000
				Gas:	31.418000	0.000000
		Reversion Date:	None	Injection:	0.000000	0.000000

Last Twelve Months Historic Production Report

Lease Name: MUNSON RANCH (14-33)	Operator: FRONTIER EXPLORATION INCORPORATED
County, ST: NYE, NV	Field Name: TRAP SPRING
Location: 13 9N 56E C NW SE

	Well	Days	Oil	Gas	Water	Injection
Date	Count	On	(bbl)	(mcf)	(bbl)	(bbl)

Previous		6,513	61,127	0	65,780	0
12/2008	1	31	109	0	465	0
01/2009	1	21	111	0	315	0
02/2009	1	28	141	0	420	0
03/2009	1	31	143	0	465	0
04/2009	1	30	129	0	450	0
05/2009	1	31	131	0	465	0
06/2009	1	30	143	0	450	0
07/2009	1	31	144	0	465	0
08/2009	1	31	152	0	467	0
09/2009	0	0	0	0	0	0
10/2009	0	0	0	0	0	0
11/2009	1	30	139	0	452	0

Total:		6,807	62,469	0	70,194	0

Annual CashFlow Report

Lease Name: MUNSON RANCH (14-49)	Operator: FRONTIER EXPLORATION INCORPORATED
County, ST: NYE, NV	Field Name: TRAP SPRING
Location: 14 9N 56E NE NE SE	Reserve Type/Class: Proved/Developed, Producing

	Well	Gross Production		Net Production		Average Prices		Sales
Date	Count	Oil	Gas	Oil	Gas	Oil	Gas	Total
		(Bbl)	(Mcf)	(Bbl)	(Mcf)	($/Bbl)	($/Mcf)	($)
Grand Total:		0	0	0	0	0.00	0.00	0

	Operating		Operating	Other	Periodic	Cumulative	10%
	Expenses	Taxes	Income	Costs	Cash Flow	Cash Flow	Cash Flow
Date	($)	($)	($)	($)	($)	($)	($)
Grand Total:	0	0	0	0	0	0	0

Discount Present Worth:		Economic Dates:		Economics Summary:
0.00%	0	Effective Date	01/2010		Bbl Oil	Mcf Gas
10.00%	0	Calculated Limit	n/a	Ultimate Gross	45,116	0
20.00%	0	Economic Life	0 Months	Historic Gross	45,019	0
30.00%	0	0 Years 0 Months		Gross at Eff Date	45,116	0
40.00%	0	Economics Information:		Remaining Gross	0	0
50.00%	0	Net Payout Date:	n/a	Remaining Net	0	0
60.00%	0	Rate of Return:	n/a
70.00%	0	Return on Investment:	0.00	BTU Content:	1.000 mmbtu/mcf
80.00%	0	Disc Return on Invest:	0.00	Gravity:	Oil: 28.00 Gas: 0.800
90.00%	0	Initial Division of Interest:			NRI	ORI
100.00%	0	WI:	46.000000	Oil:	31.418000	0.000000
				Gas:	31.418000	0.000000
		Reversion Date:	None	Injection:	0.000000	0.000000

Last Twelve Months Historic Production Report

Lease Name: MUNSON RANCH (14-49)	Operator: FRONTIER EXPLORATION INCORPORATED
County, ST: NYE, NV	Field Name: TRAP SPRING
Location: 14 9N 56E NE NE SE

	Well	Days	Oil	Gas	Water	Injection
Date	Count	On	(bbl)	(mcf)	(bbl)	(bbl)

Previous		6,689	43,977	0	31,787	0
12/2008	1	31	103	0	62	0
01/2009	1	31	108	0	64	0
02/2009	1	28	96	0	58	0
03/2009	1	30	110	0	62	0
04/2009	1	30	111	0	60	0
05/2009	1	31	117	0	62	0
06/2009	1	30	96	0	60	0
07/2009	1	31	103	0	62	0
08/2009	1	31	97	0	61	0
09/2009	0	0	0	0	0	0
10/2009	0	0	0	0	0	0
11/2009	1	30	101	0	60	0

Total:		6,992	45,019	0	32,398	0

Annual CashFlow Report

Lease Name: MUNSON RANCH (14-49X)	Operator: FRONTIER EXPLORATION INCORPORATED
County, ST: NYE, NV	Field Name: TRAP SPRING
Location: 14 9N 56E SE NE SE	Reserve Type/Class: Proved/Developed, Producing

	Well	Gross Production		Net Production		Average Prices		Sales
Date	Count	Oil	Gas	Oil	Gas	Oil	Gas	Total
		(Bbl)	(Mcf)	(Bbl)	(Mcf)	($/Bbl)	($/Mcf)	($)
Grand Total:		0	0	0	0	0.00	0.00	0

	Operating		Operating	Other	Periodic	Cumulative	10%
	Expenses	Taxes	Income	Costs	Cash Flow	Cash Flow	Cash Flow
Date	($)	($)	($)	($)	($)	($)	($)
Grand Total:	0	0	0	0	0	0	0

Discount Present Worth:		Economic Dates:		Economics Summary:
0.00%	0	Effective Date	01/2010		Bbl Oil	Mcf Gas
10.00%	0	Calculated Limit	n/a	Ultimate Gross	19,172	0
20.00%	0	Economic Life	0 Months	Historic Gross	19,142	0
30.00%	0	0 Years 0 Months		Gross at Eff Date	19,172	0
40.00%	0	Economics Information:		Remaining Gross	0	0
50.00%	0	Net Payout Date:	n/a	Remaining Net	0	0
60.00%	0	Rate of Return:	n/a
70.00%	0	Return on Investment:	0.00	BTU Content:	1.000 mmbtu/mcf
80.00%	0	Disc Return on Invest:	0.00	Gravity:	Oil: 28.00 Gas: 0.800
90.00%	0	Initial Division of Interest:			NRI	ORI
100.00%	0	WI:	50.500000	Oil:	34.492000	0.000000
				Gas:	34.492000	0.000000
		Reversion Date:	None	Injection:	0.000000	0.000000

Last Twelve Months Historic Production Report

Lease Name: MUNSON RANCH (14-49X)	Operator: FRONTIER EXPLORATION INCORPORATED
County, ST: NYE, NV	Field Name: TRAP SPRING
Location: 14 9N 56E SE NE SE

	Well	Days	Oil	Gas	Water	Injection
Date	Count	On	(bbl)	(mcf)	(bbl)	(bbl)

Previous		2,158	18,820	0	1,167	0
12/2008	1	3	29	0	0	0
01/2009	1	3	30	0	0	0
02/2009	1	3	30	0	0	0
03/2009	1	3	29	0	0	0
04/2009	1	3	30	0	0	0
05/2009	1	3	34	0	0	0
06/2009	1	4	34	0	0	0
07/2009	1	5	38	0	0	0
08/2009	1	4	39	0	0	0
09/2009	0	0	0	0	0	0
10/2009	0	0	0	0	0	0
11/2009	1	3	29	0	0	0

Total:		2,192	19,142	0	1,167	0

Annual CashFlow Report

Lease Name: TRAP SPRINGS-MUNSON RANCH (14-42)	Operator: FRONTIER EXPLORATION INCORPORATED
County, ST: NYE, NV	Field Name: TRAP SPRING
Location: 14 9N 56E SW SE NE	Reserve Type/Class: Proved/Developed, Producing

	Well	Gross Production		Net Production		Average Prices		Sales
Date	Count	Oil	Gas	Oil	Gas	Oil	Gas	Total
		(Bbl)	(Mcf)	(Bbl)	(Mcf)	($/Bbl)	($/Mcf)	($)
Grand Total:		0	0	0	0	0.00	0.00	0

	Operating		Operating	Other	Periodic	Cumulative	10%
	Expenses	Taxes	Income	Costs	Cash Flow	Cash Flow	Cash Flow
Date	($)	($)	($)	($)	($)	($)	($)
Grand Total:	0	0	0	0	0	0	0

Discount Present Worth:		Economic Dates:		Economics Summary:
0.00%	0	Effective Date	01/2010		Bbl Oil	Mcf Gas
10.00%	0	Calculated Limit	n/a	Ultimate Gross	216,386	0
20.00%	0	Economic Life	0 Months	Historic Gross	216,214	0
30.00%	0	0 Years 0 Months		Gross at Eff Date	216,386	0
40.00%	0	Economics Information:		Remaining Gross	0	0
50.00%	0	Net Payout Date:	n/a	Remaining Net	0	0
60.00%	0	Rate of Return:	n/a
70.00%	0	Return on Investment:	0.00	BTU Content:	1.000 mmbtu/mcf
80.00%	0	Disc Return on Invest:	0.00	Gravity:	Oil: 28.00 Gas: 0.800
90.00%	0	Initial Division of Interest:			NRI	ORI
100.00%	0	WI:	21.600000	Oil:	18.900000	0.000000
				Gas:	18.900000	0.000000
		Reversion Date:	None	Injection:	0.000000	0.000000

Last Twelve Months Historic Production Report

Lease Name: TRAP SPRINGS-MUNSON RANCH (14-42)	Operator: FRONTIER EXPLORATION INCORPORATED
County, ST: NYE, NV	Field Name: TRAP SPRING
Location: 14 9N 56E SW SE NE

	Well	Days	Oil	Gas	Water	Injection
Date	Count	On	(bbl)	(mcf)	(bbl)	(bbl)

Previous		7,242	214,494	0	99,524	0
12/2008	1	31	207	0	455	0
01/2009	1	31	219	0	452	0
02/2009	1	28	184	0	408	0
03/2009	1	31	207	0	451	0
04/2009	1	30	168	0	436	0
05/2009	1	31	178	0	465	0
06/2009	1	30	181	0	450	0
07/2009	1	31	147	0	465	0
08/2009	1	24	60	0	360	0
09/2009	0	0	0	0	0	0
10/2009	0	0	0	0	0	0
11/2009	1	30	169	0	428	0

Total:		7,539	216,214	0	103,894	0

Attachment A

Petroleum Resources Management System 2007

Prepared by Society of Petroleum Engineers (SPE)

Resource and Reserve classifications - excerpts

Table 1: Recoverable Resources Classes and Sub-Classes

Class/Sub-Class	Definition	Guidelines
Reserves	Reserves are those quantities of petroleum anticipated to be commercially recoverable by application of development projects to known accumulations from a given date forward under defined conditions.
Reserves must satisfy four criteria: they must be discovered, recoverable, commercial, and remaining based on the development project(s) applied.  Reserves are further subdivided in accordance with the level of certainty associated with the estimates and may be sub-classified based on project maturity and/or characterized by their development and production status.

To be included in the Reserves class, a project must be sufficiently defined to establish its commercial viability.  There must be a reasonable expectation that all required internal and external approvals will be forthcoming, and there is evidence of firm intention to proceed with development within a reasonable time frame.

A reasonable time frame for the initiation of development depends on the specific circumstances and varies according to the scope of the project.  While 5 years is recommended as a benchmark, a longer time frame could be applied where, for example, development of economic projects are deferred at the option of the producer for, among other things, market-related reasons, or to meet contractual or strategic objectives.  In all cases, the justification for classification as Reserves should be clearly documented.

To be included in the Reserves class, there must be a high confidence in the commercial producibility of the reservoir as supported by actual production or formation tests.  In certain cases, Reserves may be assigned on the basis of well logs and/or core analysis that indicate that the subject reservoir is hydrocarbon-bearing and is analogous to reservoirs in the same area that are producing or have demonstrated the ability to produce on formation tests.

On Production	The development project is currently producing and selling petroleum to market.
The key criterion is that the project is receiving income from sales, rather than the approved development project necessarily being complete.  This is the point at which the project “chance of commerciality” can be said to be 100%.

The project “decision gate” is the decision to initiate commercial production from the project.

Approved for Development	All necessary approvals have been obtained, capital funds have been committed, and implementation of the development project is under way.
At this point, it must be certain that the development project is going ahead.  The project must not be subject to any contingencies such as outstanding regulatory approvals or sales contracts.  Forecast capital expenditures should be included in the reporting entity’s current or following year’s approved budget.

The project “decision gate” is the decision to start investing capital in the construction of production facilities and/or drilling development wells.

Class/Sub-Class	Definition	Guidelines
Justified for Development
Implementation of the development project is justified on the basis of reasonable forecast commercial conditions at the time of reporting, and there are reasonable expectations that all necessary approvals/contracts will be obtained.

In order to move to this level of project maturity, and hence have reserves associated with it, the development project must be commercially viable at the time of reporting, based on the reporting entity’s assumptions of future prices, costs, etc. (“forecast case”) and the specific circumstances of the project.  Evidence of a firm intention to proceed with development within a reasonable time frame will be sufficient to demonstrate commerciality.  There should be a development plan in sufficient detail to support the assessment of commerciality and a reasonable expectation that any regulatory approvals or sales contracts required prior to project implementation will be forthcoming.  Other than such approvals/contracts, there should be no known contingencies that could preclude the development from proceeding within a reasonable timeframe (see Reserves class).

The project “decision gate” is the decision by the reporting entity and its partners, if any, that the project has reached a level of technical and commercial maturity sufficient to justify proceeding with development at that point in time.

Contingent Resources
Those quantities of petroleum estimated, as of a given date, to be potentially recoverable from known accumulations by application of development projects, but which are not currently considered to be commercially recoverable due to one or more contingencies.

Contingent Resources may include, for example, projects for which there are currently no viable markets, or where commercial recovery is dependent on technology under development, or where evaluation of the accumulation is insufficient to clearly assess commerciality.  Contingent Resources are further categorized in accordance with the level of certainty associated with the estimates and may be sub-classified based on project maturity and/or characterized by their economic status.

Development Pending	A discovered accumulation where project activities are ongoing to justify commercial development in the foreseeable future.
The project is seen to have reasonable potential for eventual commercial development, to the extent that further data acquisition (e.g. drilling, seismic data) and/or evaluations are currently ongoing with a view to confirming that the project is commercially viable and providing the basis for selection of an appropriate development plan.  The critical contingencies have been identified and are reasonably expected to be resolved within a reasonable time frame.  Note that disappointing appraisal/evaluation results could lead to a re-classification of the project to “On Hold” or “Not Viable” status.

The project “decision gate” is the decision to undertake further data acquisition and/or studies designed to move the project to a level of technical and commercial maturity at which a decision can be made to proceed with development and production.

Class/Sub-Class	Definition	Guidelines
Development Unclarified or on Hold	A discovered accumulation where project activities are on hold and/or where justification as a commercial development may be subject to significant delay.
The project is seen to have potential for eventual commercial development, but further appraisal/evaluation activities are on hold pending the removal of significant contingencies external to the project, or substantial further appraisal/evaluation activities are required to clarify the potential for eventual commercial development.  Development may be subject to a significant time delay.  Note that a change in circumstances, such that there is no longer a reasonable expectation that a critical contingency can be removed in the foreseeable future, for example, could lead to a reclassification of the project to “Not Viable” status.

The project “decision gate” is the decision to either proceed with additional evaluation designed to clarify the potential for eventual commercial development or to temporarily suspend or delay further activities pending resolution of external contingencies.

Development Not Viable	A discovered accumulation for which there are no current plans to develop or to acquire additional data at the time due to limited production potential.
The project is not seen to have potential for eventual commercial development at the time of reporting, but the theoretically recoverable quantities are recorded so that the potential opportunity will be recognized in the event of a major change in technology or commercial conditions.

The project “decision gate” is the decision not to undertake any further data acquisition or studies on the project for the foreseeable future.

Prospective Resources	Those quantities of petroleum which are estimated, as of a given date, to be potentially recoverable from undiscovered accumulations.
Potential accumulations are evaluated according to their chance of discovery and, assuming a discovery, the estimated quantities that would be recoverable under defined development projects.  It is recognized that the development programs will be of significantly less detail and depend more heavily on analog developments in the earlier phases of exploration.

Prospect	A project associated with a potential accumulation that is sufficiently well defined to represent a viable drilling target.	Project activities are focused on assessing the chance of discovery and, assuming discovery, the range of potential recoverable quantities under a commercial development program.
Lead	A project associated with a potential accumulation that is currently poorly defined and requires more data acquisition and/or evaluation in order to be classified as a prospect.
Project activities are focused on acquiring additional data and/or undertaking further evaluation designed to confirm whether or not the lead can be matured into a prospect.  Such evaluation includes the assessment of the chance of discovery and, assuming discovery, the range of potential recovery under feasible development scenarios.

Play	A project associated with a prospective trend of potential prospects, but which requires more data acquisition and/or evaluation in order to define specific leads or prospects.
Project activities are focused on acquiring additional data and/or undertaking further evaluation designed to define specific leads or prospects for more detailed analysis of their chance of discovery and, assuming discovery, the range of potential recovery under hypothetical development scenarios.

Table 2: Reserves Status Definitions and Guidelines

Status	Definition	Guidelines
Developed Reserves	Developed Reserves are expected quantities to be recovered from existing wells and facilities.
Reserves are considered developed only after the necessary equipment has been installed, or when the costs to do so are relatively minor compared to the cost of a well.  Where required facilities become unavailable, it may be necessary to reclassify Developed Reserves as Undeveloped.  Developed Reserves may be further sub-classified as Producing or Non-Producing.

Developed Producing Reserves	Developed Producing Reserves are expected to be recovered from completion intervals that are open and producing at the time of the estimate.	Improved recovery reserves are considered producing only after the improved recovery project is in operation.
Developed Non-Producing Reserves	Developed Non-Producing Reserves include shut-in and behind-pipe Reserves.
Shut-in Reserves are expected to be recovered from (1) completion intervals which are open at the time of the estimate but which have not yet started producing, (2) wells which were shut-in for market conditions or pipeline connections, or (3) wells not capable of production for mechanical reasons.  Behind-pipe Reserves are expected to be recovered from zones in existing wells which will require additional completion work or future re-completion prior to start of production.

In all cases, production can be initiated or restored with relatively low expenditure compared to the cost of drilling a new well.

Undeveloped Reserves	Undeveloped Reserves are quantities expected to be recovered through future investments:
(1) from new wells on undrilled acreage in known accumulations, (2) from deepening existing wells to a different (but known) reservoir, (3) from infill wells that will increase recovery, or (4) where a relatively large expenditure (e.g. when compared to the cost of drilling a new well) is required to (a) recomplete an existing well or (b) install production or transportation facilities for primary or improved recovery projects.

Table 3: Reserves Category Definitions and Guidelines

Category	Definition	Guidelines
Proved Reserves
Proved Reserves are those quantities of petroleum, which by analysis of geoscience and engineering data, can be estimated with reasonable certainty to be commercially recoverable, from a given date forward, from known reservoirs and under defined economic conditions, operating methods, and government regulations.

If deterministic methods are used, the term reasonable certainty is intended to express a high degree of confidence that the quantities will be recovered.  If probabilistic methods are used, there should be at least a 90% probability that the quantities actually recovered will equal or exceed the estimate.

The area of the reservoir considered as Proved includes (1) the area delineated by drilling and defined by fluid contacts, if any, and (2) adjacent undrilled portions of the reservoir that can reasonably be judged as continuous with it and commercially productive on the basis of available geoscience and engineering data.

In the absence of data on fluid contacts, Proved quantities in a reservoir are limited by the lowest known hydrocarbon (LKH) as seen in a well penetration unless otherwise indicated by definitive geoscience, engineering, or performance data.  Such definitive information may include pressure gradient analysis and seismic indicators.  Seismic data alone may not be sufficient to define fluid contacts for Proved reserves (see “2001 Supplemental Guidelines,” Chapter 8).

Reserves in undeveloped locations may be classified as Proved provided that:
• The locations are in undrilled areas of the reservoir that can be judged with reasonable certainty to be commercially productive.
• Interpretations of available geoscience and engineering data indicate with reasonable certainty that the objective formation is laterally continuous with drilled Proved locations.

For Proved Reserves, the recovery efficiency applied to these reservoirs should be defined based on a range of possibilities supported by analogs and sound engineering judgment considering the characteristics of the Proved area and the applied development program.

Probable Reserves
Probable Reserves are those additional Reserves which analysis of geoscience and engineering data indicate are less likely to be recovered than Proved Reserves but more certain to be recovered than Possible Reserves.

It is equally likely that actual remaining quantities recovered will be greater than or less than the sum of the estimated Proved plus Probable Reserves (2P).  In this context, when probabilistic methods are used, there should be at least a 50% probability that the actual quantities recovered will equal or exceed the 2P estimate.

Probable Reserves may be assigned to areas of a reservoir adjacent to Proved where data control or interpretations of available data are less certain.  The interpreted reservoir continuity may not meet the reasonable certainty criteria.

Probable estimates also include incremental recoveries associated with project recovery efficiencies beyond that assumed for Proved.

Category	Definition	Guidelines
Possible Reserves	Possible Reserves are those additional reserves which analysis of geoscience and engineering data indicate are less likely to be recoverable than Probable Reserves.
The total quantities ultimately recovered from the project have a low probability to exceed the sum of Proved plus Probable plus Possible (3P), which is equivalent to the high estimate scenario.  When probabilistic methods are used, there should be at least a 10% probability that the actual quantities recovered will equal or exceed the 3P estimate.

Possible Reserves may be assigned to areas of a reservoir adjacent to Probable where data control and interpretations of available data are progressively less certain.  Frequently, this may be in areas where geoscience and engineering data are unable to clearly define the area and vertical reservoir limits of commercial production from the reservoir by a defined project.

Possible estimates also include incremental quantities associated with project recovery efficiencies beyond that assumed for Probable.

Probable and Possible Reserves	(See above for separate criteria for Probable Reserves and Possible Reserves.)
The 2P and 3P estimates may be based on reasonable alternative technical and commercial interpretations within the reservoir and/or subject project that are clearly documented, including comparisons to results in successful similar projects.

In conventional accumulations, Probable and/or Possible Reserves may be assigned where geoscience and engineering data identify directly adjacent portions of a reservoir within the same accumulation that may be separated from Proved areas by minor faulting or other geological discontinuities and have not been penetrated by a wellbore but are interpreted to be in communication with the known (Proved) reservoir.  Probable or Possible Reserves may be assigned to areas that are structurally higher than the Proved area.  Possible (and in some cases, Probable) Reserves may be assigned to areas that are structurally lower than the adjacent Proved or 2P area.

Caution should be exercised in assigning Reserves to adjacent reservoirs isolated by major, potentially sealing, faults until this reservoir is penetrated and evaluated as commercially productive.

Justification for assigning Reserves in such cases should be clearly documented.  Reserves should not be assigned to areas that are clearly separated from a known accumulation by non-productive reservoir (i.e., absence of reservoir, structurally low reservoir, or negative test results); such areas may contain Prospective Resources.

In conventional accumulations, where drilling has defined a highest known oil (HKO) elevation and there exists the potential for an associated gas cap, Proved oil Reserves should only be assigned in the structurally higher portions of the reservoir if there is reasonable certainty that such portions are initially above bubble point pressure based on documented engineering analyses.  Reservoir portions that do not meet this certainty may be assigned as Probable and Possible oil and/or gas based on reservoir fluid properties and pressure gradient interpretations.